                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2000


                               QUOKKA SPORTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           000-26311                                 94-3250045
    ------------------------            ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)



            525 Brannan Street, Ground Floor, San Francisco, CA 94107
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THOSE RELATING TO THE POSSIBLE DILUTION OF QUOKKA SPORTS, INC., A DELAWARE CORPORATION (THE "COMPANY"), RESULTING FROM A RESET OF THE CONVERSION PRICE OF THE CONVERTIBLE PROMISSORY NOTES ISSUED. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT THE COMPANY AND RISKS ARISING WHEN INVESTING IN THE COMPANY, INVESTORS ARE DIRECTED TO THE COMPANY'S MOST RECENT REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

         On September 15, 2000, Quokka Sports, Inc. (the "Company") closed a private placement in which it raised approximately $76 million through the issuance of 7.0% convertible subordinated notes to financial and strategic investors pursuant to a note purchase agreement on that date. The investors also received warrants to purchase approximately 2.8 million shares of the Company at an exercise price of $8.00. The Company expects to use the capital raised from the private placement for working capital, debt refinancing and other general corporate purposes.

         The notes carry a 7.0% interest rate per annum, payable quarterly in cash or in kind at the Company's option. The notes must be redeemed in whole or in part on the fifth anniversary of the issuance of the notes, at par plus accrued interest. A noteholder may elect to convert its notes into common stock of Quokka Sports, at an initial conversion price of $5.415, at any time prior to maturity or earlier redemption. The conversion price is subject to downward adjustment under certain circumstances.

         Neither the notes, warrants nor the underlying shares of common stock have been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or an applicable exemption from registration requirements. The Company intends to file a registration statement to register the shares of common stock underlying the notes and warrants within 35 days of the initial closing. The Company also intends to solicit the approval of its stockholders for the issuance, if necessary, of greater than 20% of the Company's outstanding common stock upon the conversion of the notes and the exercise of the warrants.

         The foregoing description of the private placement is qualified in its entirety by reference to the note purchase agreement, the form of 7.0% convertible subordinated note, the form of the warrant, the amended and restated investors' rights agreement and the press release of Quokka Sports dated September 18, 2000, entitled "Quokka Sports Completes $76 Million Private Placement of Convertible Subordinated Notes," copies of which are filed with this current report as Exhibits 4.1, 4.2, 4.3, 4.4 and 99.1, respectively, and each of these exhibits is incorporated herein by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits


Exhibit
Number   Description
4.1      Note Purchase Agreement dated as of September 15, 2000 between Quokka
         Sports, Inc. and the Purchasers identified therein, including exhibits thereto

4.2      Form of 7.0% Convertible Subordinated Promissory Note dated September
         15, 2000 issued by Quokka Sports, Inc. (attached as Exhibit A to
         Exhibit 4.1 filed herewith)

4.3 Form of Common Stock Purchase Warrant dated September 15, 2000 issued by Quokka Sports, Inc. (attached as Exhibit B to Exhibit 4.1 filed herewith)

4.4      Amended and Restated Investors' Rights Agreement dated September 15,
         2000 by and among Quokka Sports, Inc. and the Investors as set forth on Exhibit A thereto (attached as Exhibit C to Exhibit 4.1 filed herewith)

99.1     Press Release titled "Quokka Sports Completes $76 Million Private
         Placement of Convertible Subordinated Notes," dated September 18, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUOKKA SPORTS, INC.


                                       By: /s/  Alan Ramadan
                                       ----------------------------------------
                                       Alan Ramadan
                                       President and Chief Executive Officer



         Dated:   September 18, 2000



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                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
4.1         Note Purchase Agreement dated as of September 15, 2000 between
            Quokka Sports, Inc. and the Purchasers identified therein, including exhibits thereto

4.2 Form of 7.0% Convertible Subordinated Promissory Note dated September 15, 2000 issued by Quokka Sports, Inc. (attached as Exhibit A to Exhibit 4.1 filed herewith)

4.3 Form of Common Stock Purchase Warrant dated September 15, 2000 issued by Quokka Sports, Inc. (attached as Exhibit B to Exhibit 4.1 filed herewith)

4.4 Amended and Restated Investors' Rights Agreement dated September 15, 2000 by and among Quokka Sports, Inc. and the Investors as set forth on Exhibit A thereto (attached as Exhibit C to Exhibit 4.1 filed herewith)

99.1 Press Release titled "Quokka Sports Completes $76 Million Private Placement of Convertible Subordinated Notes," dated September 18, 2000.